                                                                    EXHIBIT 99.2


                       FORBEARANCE AGREEMENT AND AMENDMENT

         This Forbearance Agreement and Amendment (this "Agreement") is dated as of May 10, 2004, and is entered into among Salton, Inc., a Delaware corporation (the "Parent"), Toastmaster Inc., a Delaware corporation ("Toastmaster"), Salton Toastmaster Logistics LLC, a Delaware limited liability company ("Logistics"; together with the Parent and Toastmaster, collectively, the "Borrowers" and each, individually, a "Borrower"), Home Creations Direct, Ltd., a Delaware corporation ("Home Creations"), Sonex International Corporation, a Delaware corporation ("Sonex"), Icebox, LLC, an Illinois limited liability company ("Icebox"), Family Products Inc., a Delaware corporation ("Family Products"), Salton Holdings, Inc., a Delaware corporation ("Holdings"; together with Home Creations, Sonex, Icebox and Family Products, collectively, the "Guarantors" and each, individually, a "Guarantor"), Wachovia Bank, National Association, as Administrative Agent for the Lenders ("Agent"), and the Lenders signatory hereto.

                                    RECITALS:

         WHEREAS, the Borrowers, the Guarantors, Agent, the other agents party thereto and the Lenders party thereto have entered into that certain Credit Agreement dated as of May 9, 2003, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2004, among the Borrowers, the Guarantors, the Lenders signatory thereto and Agent (as heretofore amended and as otherwise amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement); and

         WHEREAS, as a result of the Borrowers' breach of Section 7.23 of the Credit Agreement, Fixed Charge Covenant Ratio, an Event of Default under Section 9.1(c) of the Credit Agreement has occurred and is continuing and the Borrowers anticipate that certain other Events of Default as hereinafter described may occur during the term of this Agreement; and

         WHEREAS, Agent and the Lenders are willing to forbear from enforcing their rights that arise because of the existing Event of Default (and certain anticipated Events of Default as hereinafter described) for a limited period of time, provided that each Borrower Party complies with the terms of this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

         1.1. The following terms used in this Agreement shall have the meanings set forth below:

          "Anticipated Default" means any Event of Default arising from the Borrowers' failure after the date hereof to comply with certain Sections of the Credit Agreement as designated as an "Anticipated Default" on Schedule A hereto for the period specified on Schedule A.

         "Borrower Party Representative" means each Borrower Party's directors, officers, management personnel, employees, accountants, consultants and other agents and representatives.

         "Event of Termination" means the occurrence of any of the following:
(a) the occurrence of any Default or Event of Default other than the Existing Default or the Anticipated Defaults; (b) the failure of any Borrower Party to comply with any term, condition or covenant set forth in this Agreement; or (c) any representation made by any Borrower Party under or in connection with this Agreement shall prove to be materially false or misleading as of the date when made.

         "Existing Default" means the Event of Default designated as an "Existing Default" on Schedule A, it being expressly acknowledged that the Existing Default has occurred prior to the date hereof and for the period indicated on Schedule A, and the occurrence or discovery of any other Default or Event of Default after the date hereof or for any other period shall not constitute an Existing Event of Default.

         "Lender Party" means Agent and the accountants, auditors, consultants, attorneys and other agents and the financial consultant or consultants engaged on behalf of Agent as provided in Section 4.1 hereof.

         "Termination Date" means the earlier to occur of (a) five p.m. Eastern time on June 10, 2004, or (b) the date upon which an Event of Termination occurs.

               SECTION 2. AGREEMENT TO FORBEAR AND AUTHORIZATION

         2.1. Until the Termination Date, (a) Agent and the Lenders hereby agree to refrain from exercising any of their rights and remedies under the Credit Agreement or any of the other Loan Documents that may exist by virtue of the Existing Default or the Anticipated Defaults and (b) the Lenders hereby authorize Agent to continue making Revolving Loans and arranging for the issuance of Letters of Credit, and agree to continue to fund such Revolving Loans and participate in such Letters of Credit, in accordance with the terms of the Credit Agreement, notwithstanding the Existing Default and the Anticipated Defaults and the resulting inability of Borrowers to satisfy Section 8.2(a)(ii) of the Credit Agreement.

         2.2. Nothing in this Agreement shall be construed as a waiver of or acquiescence to the Existing Default or Anticipated Default, which shall continue in existence subject only to the agreement of Agent and the Lenders, as set forth herein, not to enforce their remedies for a limited period of time. Except as expressly provided herein, the execution and delivery of this Agreement shall not: (a) constitute an extension, modification, or waiver of any aspect of the Credit Agreement or the other Loan Documents; (b) extend the terms of the Credit Agreement or the due date of any of the Obligations; (c) give rise to any obligation on the part of Agent or the Lenders to extend, modify or waive any term or condition of the Credit Agreement or any of the other Loan Documents; or (d) give rise to any defenses or counterclaims to the right of Agent and the Lenders to compel payment of the Obligations or to otherwise enforce their rights and remedies under the Credit Agreement and the other Loan Documents. Except as expressly limited herein, Agent and the Lenders hereby expressly reserve all of their rights and remedies under the Loan Documents and under applicable law with respect to the Existing Default and Anticipated Defaults. From and after the Termination Date, Agent shall be entitled to enforce the Loan Documents according to the original terms of the Loan Documents (as amended from time to time and as expressly amended herein).

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

         In consideration of the limited agreement of Agent and the Lenders to forbear from the exercise of their rights and remedies as set forth above, each Borrower Party hereby represents and warrants to Agent and the Lenders as of the date hereof as follows:

         3.1. The execution, delivery and performance of this Agreement by such Borrower Party are within its corporate or limited liability company power and have been duly authorized by all necessary corporate or limited liability company action, and this Agreement constitutes a valid and legally binding agreement enforceable against such Borrower Party in accordance with its terms.

         3.2. All Loan Documents to which such Borrower Party is a party, including, without limitation, the Credit Agreement, constitute valid and legally binding obligations of such Borrower Party, enforceable against such Borrower Party in accordance with the terms thereof.

                      SECTION 4. COVENANTS AND AGREEMENTS

         In order to induce Agent and the Lenders to forbear from the exercise of its rights and remedies as set forth above, each Borrower Party hereby covenants and agrees with Agent and the Lenders as follows:

         4.1. Each Borrower Party hereby acknowledges the intent of Lenders to engage, through Agent's counsel and for the benefit of the Lenders, a financial consultant. Each Borrower Party acknowledges and agrees that, all in accordance with Section 13.7 of the Credit Agreement, all fees, costs and expenses of such financial consultant shall constitute a part of the Obligations that will be secured by the Collateral and shall be payable by Borrowers upon demand by Agent.

         4.2. Each Borrower Party shall, upon reasonable notice from Agent, make each Borrower Party Representative available for meetings with any Lender Party, as may be reasonably requested by Agent. Each Borrower Party shall cooperate fully, and shall cause each Borrower Party Representative to cooperate fully, in furnishing information and taking such other actions as and when reasonably requested by any Lender Party regarding such Borrower Party's assets, affairs, financial condition and operations. Each Borrower Party authorizes each Lender Party to meet and/or have discussions with any Borrower Party Representative from time to time to discuss any matters regarding such Borrower Party's assets, affairs, financial condition and operations, and shall direct and authorize, and hereby directs and authorizes, all such Borrower Party Representatives to fully disclose to such Lender Party all information reasonably requested by such Lender Party regarding such Borrower Party's assets, affairs, financial condition and operations. Each Borrower Party waives and releases any such Borrower Party Representative from the operation and provisions of any confidentiality agreement with such Borrower Party so that such Borrower Party Representative is not prohibited from providing information to any Lender Party. Each Borrower Party shall promptly, when and as requested by any Lender Party, provide such Lender Party with access to such Borrower Party's original books and records and permit such Lender Party to make copies thereof.

         4.3. The Borrower Parties hereby acknowledge that, as provided in
Section 7.14 of the Credit Agreement, no prepayment of interest on the Senior Notes is permitted.

         4.4. No Borrower Party shall deposit into escrow with or otherwise transfer funds to any trustee for the holders of the Senior Notes prior to the Termination Date for the purpose of making any interest payment when due on the Senior Notes.

         4.5. No later than May 5, 2004, and on each Business Day thereafter, the Borrowers shall deliver to Agent a Borrowing Base Certificate supporting the information delivered in accordance with Section 9 of the Security Agreement.

         4.6. No later than May 12, 2004, and on the first Business Day of each week thereafter, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, an estimate of the Borrower Parties' accounts payable to Salton Hong Kong Ltd., including, without limitation, the following information for each account payable: (a) origination date; and (b) due date.

         4.7. No later than May 12, 2004, and on the first Business Day of each week thereafter, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a projection of Availability for the period from the date of delivery of such projection through June 30, 2004, prepared on a day by day basis.

         4.8. No later than May 12, 2004, and on the first Business Day of each week thereafter, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a cash flow projection of the Parent relative to the Parent's operations for the succeeding thirteen (13) week period, prepared on a day by day basis and comparing actual results with the cash flow projection for the immediately preceding week, including, without limitation, (a) a list of the intercompany transfers between the Parent, on the one hand, and its Subsidiaries, on the other hand, projected during such period and (b) as of the date of such projection, the balance of the $100,000,000 account payable owed by the Parent to Salton Hong Kong Ltd. and an anticipated schedule of repayment for such account payable balance.

         4.9. No later than May 17, 2004, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, financial forecasts (to include forecasted consolidated and consolidating balance sheets, income statements and cash flow statements) for the Parent and for the Borrowers as at the end of and for each Fiscal Month for the period from May 1, 2004, through December 31, 2004, including, without limitation, the projected Consolidated Fixed Charge Coverage Ratio and US Fixed Charge Coverage Ratio as of the end of each Fiscal Month during such period.

         4.10. No later than May 17, 2004, and on the first Business Day of each week thereafter, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a list of the suppliers of Salton Hong Kong Ltd. and the obligations of Salton Hong Kong Ltd. to such suppliers, including, without limitation, the following information with respect to each supplier: (a) amount owed to such supplier; (b) payment terms of such amount; and (c) due date(s) of such amount.

         4.11. No later than May 20, 2004, the Borrowers shall deliver to Agent, in form and substance satisfactory to Agent, a detailed written summary of the Borrowers' expense reduction plan.

         4.12. No later than May 27, 2004, the Borrowers shall meet with Agent and the Lenders to explain, discuss and answer questions relating to the items delivered pursuant to Sections 4.9 and 4.11 hereof and such other matters as requested by Agent or any Lender.

         4.13. The Borrowers hereby acknowledge that Agent has established a Reserve (in addition to those Reserves established by Agent prior to April 30, 2004) against Availability in the amount of $10,000,000 in accordance with the terms of the Credit Agreement and that such Reserve shall remain in place at the discretion of Agent.

         4.14. The Borrowers shall pay to Agent, for the benefit of the Lenders according to their Pro Rata Shares, a non-refundable fee in the amount of $200,000 due and payable on the date hereof.

         4.15. This Agreement is intended to be a further accommodation by Agent and the Lenders to Borrowers. In consideration of all such accommodations, and acknowledging that Agent and the Lenders will be specifically relying on the following provisions as a material inducement in entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower Party, on behalf of itself and its shareholders and subsidiaries, hereby releases, remises and forever discharges Agent, the Lenders and their agents, servants, employees, directors, officers, attorneys, accountants, consultants, affiliates, representatives, receivers, trustees, subsidiaries, predecessors, successors and assigns (collectively, the "Released Parties") from any and all claims, damages, losses, demands, liabilities, obligations, actions and causes of action whatsoever (whether arising in contract or in tort, and whether at law or in equity), whether known or unknown, matured or contingent, liquidated or unliquidated, in any way arising from, in connection with, or in any way concerning or relating to the Credit Agreement, the other Loan Documents, and/or any dealings with any of the Released Parties in connection with the transactions contemplated by such documents or this Agreement prior to the execution of this Agreement. This release shall be and remain in full force and effect notwithstanding the discovery by any Borrower Party after the date hereof (i) of any new or additional claim against any Released Party, (ii) of any new or additional facts in any way relating to the subject matter of this release, (iii) that any fact relied upon by it was incorrect or (iv) that any representation made by any Released Party was untrue or that any Released Party concealed any fact, circumstance or claim relevant to such Borrower Party's execution of this release; provided, however, this release shall not extend to any claims arising after the execution of this Agreement in connection with the Credit Agreement and the other

Loan Documents. Each Borrower Party acknowledges and agrees that this release is intended to, and does, fully, finally and forever release all matters described in this Section 4.13, notwithstanding the existence or discovery of any such new or additional claims or facts, incorrect facts, misunderstanding of law, misrepresentation or concealment.

                    SECTION 5. AMENDMENTS TO LOAN AGREEMENT

         Effective as of April 1, 2004, Annex A of the Credit Agreement, Definitions, is deemed amended and modified by amending and restating the definition of "Applicable Margin" as follows:

                  "'Applicable Margin' means

                  (i) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 1.00%; and

                  (ii) with respect to LIBOR Rate Loans, 3.25%."

                            SECTION 6. MISCELLANEOUS

         6.1. ACKNOWLEDGMENT OF VALIDITY AND ENFORCEABILITY OF LOAN DOCUMENTS. To the extent of any inconsistencies between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement and other Loan Documents, this Agreement shall govern. In all other respects, the Credit Agreement (as amended hereby) and other Loan Documents shall remain in full force and effect. Each Borrower Party expressly acknowledges and agrees that the Credit Agreement and other Loan Documents are valid and enforceable by Agent and the Lenders, and expressly reaffirms its obligations under the Credit Agreement and other Loan Documents to which it is a party, free and clear of all defenses, offsets and counterclaims of any kind or nature. Each Borrower Party further expressly acknowledges and agrees that Agent has a valid, duly perfected and fully enforceable security interest in and lien against each item of Collateral. Each Borrower Party agrees that it shall not dispute the validity or enforceability of the Credit Agreement and other Loan Documents or any of its obligations thereunder, or the validity, priority, enforceability or extent of Agent's security interest in or lien against any item of Collateral.

         6.2. EXPENSES. Borrowers shall reimburse Agent and the Lenders, upon demand, for all fees, costs and expenses (including, but not limited to, attorneys' fees and expenses) incurred by Agent and the Lenders, or otherwise due and payable, in connection with this Agreement and the transactions contemplated thereby, including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation, administration and enforcement of this Agreement and the other Loan Documents, and the costs and expenses paid or incurred by any Lender Party (including airfare, hotel, and other travel expenses) to (a) attend any meeting with any Borrower Party, or the agents or representatives of such Borrower Party, (b) obtain any information in connection with, or examine, any of the Collateral or any Borrower Party's operations, affairs or financial condition or (c) otherwise fulfill its obligations with respect to its engagement. Each Borrower hereby acknowledges and agrees that Agent may charge such costs and fees to Borrowers' Loan Account pursuant to the Credit Agreement, which amounts shall constitute Revolving Loans under the Credit Agreement and shall accrue interest at the rate then applicable to Revolving Loans thereunder.

         6.3. CONDITIONS PRECEDENT. This Agreement shall become effective and be deemed effective as of the date hereof, upon the occurrence of each of the following, to the satisfaction of Agent:

                  (a) Agent shall have received counterparts of this Agreement, duly executed and delivered by Borrower Parties, Agent and Required Lenders, by noon Eastern time on May 10, 2004;

                  (b) Agent shall have received a fee letter, in form and substance acceptable to Agent, duly executed and delivered by the Borrowers and Agent, by noon Eastern time on May 10, 2004; and

                  (c) Agent shall have received such other documents as Agent may request.

         6.4. AMENDMENTS. No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Agent and Lenders or the Required Lenders (as applicable under Section 11.1 of the Credit Agreement), and no termination or waiver of any provision of this Agreement, or consent to any departure by any Borrower Party therefrom, shall in any event be effective without the written concurrence of Agent and Lenders or the Required Lenders (as applicable under Section 11.1 of the Credit Agreement). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

         6.5. DEFAULT WAIVER. Agent's and the Lenders' failure, at any time or times hereafter, to require strict performance by Borrower Parties with any provision or term of this Agreement shall not waive, affect or diminish any right of Agent or the Lenders thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent and the Lenders of the Existing Default, Anticipated Default or any other Event of Default shall not, except as may be expressly set forth herein, suspend, waive or affect the Existing Default, Anticipated Default or any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of any Borrower Party contained in this Agreement, the Credit Agreement or any of the other Loan Documents, and no Existing Default, Anticipated Default or other Event of Default, shall be deemed to have been suspended or waived by Agent and the Lenders unless such suspension or waiver is in writing and signed by Agent and Lenders or the Required Lenders (as applicable under Section 11.1 of the Credit Agreement).

         6.6. SOLE BENEFIT OF PARTIES. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit or interest under or because of the existence of this Agreement; provided, however, that each Released Party is an express third party beneficiary hereof.

         6.7. TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement.

         6.8. SECTION TITLES. The section titles contained in this Agreement are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

         6.9. NO WAIVER; REMEDIES. No course of dealing between Borrowers and Agent or any Lender and no delay or omission by Agent or the Lenders in exercising any right or remedy under this Agreement or the other Loan Documents or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. All rights and remedies of Agent and the Lenders are cumulative.

         6.10. SUCCESSORS AND ASSIGNS. Agent, the Lenders and the Borrower Parties, as used herein, shall include the successors or assigns of those parties, except that no Borrower Party shall have the right to assign its rights hereunder or any interest herein.

         6.11. FURTHER ASSURANCES. From time to time, each Borrower Party shall take such action and execute and deliver to Agent such additional documents, instruments, certificates and agreements as Agent may request to effectuate the purposes of this Agreement and the other Loan Documents.

         6.12. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no such provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part. If any provision of this Agreement is prohibited or unenforceable in any jurisdiction, such provision shall be ineffective in such jurisdiction only to the extent of such provision or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor render prohibited or unenforceable such provision in any other jurisdiction.

         6.13. ENTIRE AGREEMENT. This Agreement and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.

         6.14. APPLICABLE LAW. THIS AGREEMENT AND THE TRANSACTIONS EVIDENCED HEREBY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         6.15. WAIVER OF BOND. EACH BORROWER PARTY WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF AGENT OR ANY LENDER IN

CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF AGENT OR ANY LENDER OR TO ENFORCE BY SPECIFIC PERFORMANCE, ANY TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, OR THIS AGREEMENT.

         6.16. CONSULTATION WITH COUNSEL. EACH BORROWER PARTY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY ITS OWN LEGAL COUNSEL IN CONNECTION ITS EXECUTION OF THIS AGREEMENT AND THE LOAN DOCUMENTS, THAT IT HAS EXERCISED INDEPENDENT JUDGMENT WITH RESPECT TO THIS AGREEMENT AND THE LOAN DOCUMENTS, AND THAT IT HAS NOT RELIED ON AGENT OR ANY LENDER OR ON AGENT'S OR ANY LENDER'S COUNSEL FOR ANY ADVICE WITH RESPECT TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         6.17. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. In proving this Agreement in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

         6.18. LOAN DOCUMENT. This Agreement shall be deemed a Loan Document for all purposes.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above, by their respective duly authorized officers.


                                       AGENT AND LENDERS:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       as Agent and a Lender

                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       BANK OF AMERICA, N.A., as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       BANK ONE, NA, as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------

                                       FLEET CAPITAL CORPORATION, as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------



                    [Signatures continue on following page.]



FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]



                                       PNC BANK, NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION, as a
                                       Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       COMERICA BANK, as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       LEHMAN COMMERCIAL PAPER INC., as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       BANKNORTH, N.A., as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------



                    [Signatures continue on following page.]



FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                       CREDIT SUISSE FIRST BOSTON, ACTING
                                       THROUGH ITS CAYMAN ISLANDS BRANCH, as a
                                       Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       HSBC BANK USA, as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       FIRST NATIONAL BANK AND TRUST COMPANY,
                                       as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       RZB FINANCE LLC, as a Lender


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------



                    [Signatures continue on following page.]



FORBEARANCE AGREEMENT

                                    [Signatures continued from previous page.]


                                       BORROWERS:

                                       SALTON, INC., a Delaware corporation


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       TOASTMASTER INC., a Missouri corporation


                                       By:
                                           -------------------------------------

                                       Title:
                                              ----------------------------------


                                       SALTON TOASTMASTER LOGISTICS LLC, a
                                       Delaware limited liability company


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       GUARANTORS:

                                       HOME CREATIONS DIRECT, LTD., a Delaware
                                       corporation


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------



                    [Signatures continue on following page.]



FORBEARANCE AGREEMENT

                   [Signatures continued from previous page.]


                                       SONEX INTERNATIONAL CORPORATION, a
                                       Delaware corporation


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       ICEBOX, LLC, an Illinois limited
                                       liability company


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       FAMILY PRODUCTS INC., a Delaware
                                       corporation


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------


                                       SALTON HOLDINGS, INC., a Delaware
                                       corporation


                                       By:
                                           -------------------------------------

                                       Its:
                                            ------------------------------------



FORBEARANCE AGREEMENT

                       SCHEDULE A TO FORBEARANCE AGREEMENT

                            LIST OF EXISTING DEFAULT

         The Borrowers' failure to maintain the Consolidated Fixed Charge Coverage Ratio for the Fiscal Month ended March 27, 2004, as required by Section
7.23 of the Credit Agreement.

                          LIST OF ANTICIPATED DEFAULTS

         1. The Borrowers' failure to maintain the Consolidated Fixed Charge Coverage Ratio for the Fiscal Months ended May 1, 2004, and May 29, 2004, as required by Section 7.23 of the Credit Agreement.

         2. The Borrowers' failure to maintain the US Fixed Charge Coverage Ratio for the Fiscal Months ended May 1, 2004, and May 29, 2004, as required by
Section 7.23 of the Credit Agreement.